UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    December 10, 2004
                                                      --------------------------

                       UNIVERSAL AMERICAN FINANCIAL CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


                0-11321                                   11-2580136
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        (Commission File Number)               (IRS Employer Identification No.)


        Six International Drive,
     Suite 190, Rye Brook, New York                          10573
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(Address of Principal Executive Offices)                   (Zip Code)


                                 (914) 934-5200
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

         In the course of the regularly scheduled triennial examination of one Universal American Financial Corp.'s (the "Company") insurance company subsidiaries, American Progressive Life and Health Insurance Company of New York ("American Progressive"), the New York State Insurance Department made an inquiry concerning the sale of certain annuity policies by American Progressive. The Department's inquiry indicated that there may have been deficiencies in the sales and underwriting process on some policies as a result of incorrect disclosure of surrender charges on policies that were replaced by policies issued by American Progressive. In response to this inquiry, on its own initiative, the Company audited all 1,675 annuity policies issued by American Progressive in New York since 2001 and has isolated approximately 150 sales that it will further review. Preliminary findings indicate that the Company may have potential liabilities to these policyholders of approximately $400,000 in the aggregate. To mitigate the possibility of future issues of this kind, the Company has reviewed its annuity sales, underwriting and administrative practices and is making the necessary revisions to best assure that the policyholder interests are being well served.

         American Progressive is cooperating fully and proactively with the New York State Insurance Department. However, it is possible that the Company will face administrative penalties for this issue.



FORWARD-LOOKING INFORMATION

Certain statements made in this Form 8-K, and oral statements made from time to time by representatives of the Company regarding the investigation by the New York State Insurance Department, the Company's own review of its annuity sales, any other investigations by regulatory authorities and the effectiveness of any remedial actions taken by the Company may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management's expectations, estimates, projections and assumptions. These statements are not guarantees of future results and involve certain risks and uncertainties, which are difficult to predict. These factors include, among other things, the outcome of the Company's review of its annuity sales and the discretion afforded regulatory authorities under state law. Additional information regarding the Company is contained in the company's filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K and our Forms 10-Q.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNIVERSAL AMERICAN FINANCIAL CORP.


Date:  December 13, 2004                By: /s/ Robert A. Waegelein
                                            ----------------------------
                                            Robert A. Waegelein
                                            Executive Vice President
                                            and Chief Financial Officer